EXHIBIT 99.1

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	January 2, 2017
Quarterly Collection Period Ending:	March 26, 2017
Quarterly Payment Date:	April 25, 2017

Debt Service Coverage Ratios and Senior ABS Leverage

	Holdco Leverage	Senior ABS Leverage	Quarterly DSCR
Current Period	4.15 x	4.48 x	4.00 x
One Period Prior	4.32 x	4.61 x	3.78 x
Two Periods Prior	4.53 x	4.87 x	3.48 x
Three Periods Prior	4.71 x	5.04 x	3.39 x

System Performance

Domestic

	Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period	4,979	392	5,371
Store Openings during Quarterly Collection Period	27	2	29
Store Transfers during Quarterly Collection Period	(1)	—	(1)
Permanent Store Closures during Quarterly Collection Period	(1)	1	—

Net Change in Open Stores during Quarterly Collection Period	25	3	28
Open Stores at end of Quarterly Collection Period	5,004	395	5,399
International
	Franchise	Company-Owned	Total International
Open Stores at end of prior Quarterly Collection Period	8,440	—	8,440
Store Openings during Quarterly Collection Period	175	—	175
Permanent Store Closures during Quarterly Collection Period	(14)	—	(14)

Net Change in Open Stores during Quarterly Collection Period	161	—	161
Open Stores at end of Quarterly Collection Period	8,601	—	8,601
	Franchise	Company-Owned	International
Same-Store Sales Growth for Quarterly Collection Period	9.8%	14.1%	4.3%

Potential Events

Material Concern
i. Potential Rapid Amortization Event		No
ii. Potential Manager Termination Event		No
Cash Trapping
Date of
	Commenced	Commencement
i. a. Partial Cash Trapping Period	No	N/A
b. Full Cash Trapping Period	No	N/A
ii. Series 2012-1 Cash Trapping Percentage during Quarterly Collection Period		N/A
iii Series 2012-1 Cash Trapping Percentage following current Quarterly Payment Date		N/A
iv. Series 2012-1 Cash Trapping Percentage during prior Quarterly Collection Period		N/A
v. Series 2012-1 Partial Cash Trapping Release Event		N/A
vi. Series 2012-1 Full Cash Trapping Release Event		N/A
Occurrence Dates
Date of
	Commenced	Commencement
i. Rapid Amortization Event	No	N/A
ii. Default	No	N/A
iii. Event of Default	No	N/A
iv. Manager Termination Event	No	N/A
Extension Periods
Date of
	Commenced	Commencement
i. Series 2015-1 Class A-1 first renewal period	No	N/A
ii. Series 2015-1 Class A-1 second renewal period	No	N/A
Non-Amortization Test
Applicable
i. Non-Amortization Period (Series 2012-1 & 2015-1)		Yes
i. Non-Amortization Period Election as of Current Quarterly Payment Date (Series 2015-1)		Yes

Allocation of Funds

1. Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:

i. Outstanding Principal Balances
a. Advances Under Series 2015-1 Class A-1 Notes	$—
b. Series 2012-1 Class A-2 Notes	$910,251,562.50
b. Series 2015-1 Class A-2-I Notes	$493,750,000.00
b. Series 2015-1 Class A-2-II Notes	$790,000,000.00
c. Senior Subordinated Notes	$—
d. Subordinated Notes	$—
ii. Reserve Account Balances
a. Available Senior Notes Interest Reserve Account Amount (1)	$26,073,779.75
b. Available Senior Subordinated Notes Interest Reserve Account Amount	$—
c. Available Cash Trap Reserve Account Amount (1)	$—
2. Retained Collections for Current Quarterly Payment Date:

i. Franchisee Payments
a. Domestic Continuing Franchise Fees	$139,703,213.84
b. International Continuing Franchise Fees	$40,071,343.12
c. Initial Franchise Fees	$—
d. Other Franchise Fees	$—
e. PULSE Maintenance Fees	$5,408,891.36
f. PULSE License Fees	$810,606.19
g. Technology Fees	$9,330,341.65
h. Franchisee Insurance Proceeds	$—
i. Other Franchisee Payments	$—
ii. Company-Owned Stores License Fees	$5,999,159.91
iii. Third-Party License Fees	$—
iv. Product Purchase Payments	$425,346,829.47
v. Co-Issuers Insurance Proceeds	$—
vi. Asset Disposition Proceeds	$—
vii. Excluded Amounts	$(1,595,827.79)
viii. Other Collections	$172,477.00
ix. Investment Income	$19,802.72
x. HoldCo L/C Agreement Fee Income	$145,584.65
Less:
xiii. Excluded Amounts	$72,960,202.01
a. Advertising Fees	$74,556,029.80
b. Company-Owned Store Advertising Fees	$—
c. Third-Party Matching Expenses	$(1,595,827.79)
xiv. Product Purchase Payments	$425,346,829.47
xiv. Bank Account Expenses	$27,189.79
Plus:
xvi. Aggregate Weekly Distributor Profit Amount	$31,561,830.87
xvii. Retained Collections Contributions	$—

xviii. Total Retained Collections	$158,640,031.72

3. Adjusted Net Cash Flow for Current Quarterly Payment Date:

i. Retained Collections for Quarterly Collection Period	$158,640,031.72
Less:
ii. Servicing Fees, Liquidation Fees and Workout Fees	$111,916.78
iii. Securitization Entities Operating Expenses paid during Quarterly Collection Period	$5,000.00
iv. Weekly Manager Fee Amounts paid during Quarterly Collection Period	$14,562,875.75
v. Manager Advances Reimbursement Amounts	$—
vi. PULSE Maintenance Fees	$5,408,891.36
vii. Technology Fees	$9,330,341.65
viii. Administrative Expenses	$12,500.00
vix. Investment Income	$19,802.72
vx. Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$—
viii. Net Cash Flow for Quarterly Collection Period	$129,188,703.46
ix. Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period	$1,537,960.76
x. Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year	91

xi. Adjusted Net Cash Flow for Quarterly Collection Period	$139,954,428.75

1.	Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

4. Debt Service / Payments to Noteholders for Current Quarterly Payment Date:

i. Interest on Senior and Senior Subordinated Notes
Series 2015-1 Class A-1 Quarterly Interest	$88,865.80
Series 2012-1 Class A-2 Quarterly Interest	$11,869,680.38
Series 2015-1 Class A-2-I Quarterly Interest	$4,300,562.50
Series 2015-1 Class A-2-II Quarterly Interest	$8,836,150.00

ii. Principal on Senior and Senior Subordinated Notes (not due if in Non-Amortization Period, but used for DSCR calculation)
Series 2012-1 Class A-2 Quarterly Scheduled Principal	$6,398,437.50
Series 2015-1 Class A-2-I Quarterly Scheduled Principal	$1,250,000.00
Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$2,000,000.00
iii. Other
Series 2015-1 Class A-1 Quarterly Commitment Fees	$248,395.02

iv. Total Debt Service	$34,992,091.20

v. Other Payments to Noteholders Relating to Notes
Series 2015-1 Class A-1 Quarterly Contingent Additional Interest	$—
Series 2012-1 Class A-2 Quarterly Contingent Additional Interest	$—
Series 2015-1 Class A-2-I Quarterly Contingent Additional Interest	$—
Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$—
5. Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:

i. All available deposits in Series 2015-1 Class A-1 Distribution Account	$349,760.82
ii. All available deposits in Series 2012-1 Class A-2 Distribution Account	$11,869,680.38
iii. All available deposits in Series 2015-1 Class A-2-I Distribution Account	$4,300,562.50
iv. All available deposits in Series 2015-1 Class A-2-II Distribution Account	$8,836,150.00

v. Total on Deposit in Distribution Accounts	$25,356,153.70

6. Distributions for Current Quarterly Payment Date:

Series 2015-1 Class A-1 Distribution Account
i. Payment of interest and fees related to Series 2015-1 Class A-1 Notes	$349,760.82
ii. Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2015-1 Class A-1 Notes	$—
iii. Principal payments to Series 2015-1 Class A-1 Notes	$—
iv. Payment of Series 2015-1 Class A-1 Notes Breakage Amounts	$—
Series 2012-1 Class A-2 Distribution Account
i. Payment of interest related to Series 2012-1 Class A-2 Notes	$11,869,680.38
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2012-1 Class A-2 Notes	$—
iii. Principal payment to Series 2012-1 Class A-2 Notes	$—
iv. Make-Whole Premium related to Series 2012-1 Class A-2 Notes	$—
Series 2015-1 Class A-2-I Distribution Account
i. Payment of interest related to Series 2015-1 Class A-2-I Notes	$4,300,562.50
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-I Notes	$—
iii. Principal payment to Series 2015-1 Class A-2-I Notes	$—
iv. Make-Whole Premium related to Series 2015-1 Class A-2-I Notes	$—
Series 2015-1 Class A-2-II Distribution Account
i. Payment of interest related to Series 2015-1 Class A-2-II Notes	$8,836,150.00
ii. Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-II Notes	$—
iii. Principal payment to Series 2015-1 Class A-2-II Notes	$—

iv. Make-Whole Premium related to Series 2015-1 Class A-2-II Notes	$—

Total Allocations from Distribution Accounts	$25,356,153.70

7. Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:
i. Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$—
ii. Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$—

iii. Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$—

8. Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i. Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$—
ii. Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$—

iii. Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$—

9. Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

i. Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$—
ii. Less draws on Available Cash Trap Reserve Account Amount	$—
iii. Less Cash Trapping Release Amount	$—
iv. Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$—
10. Real Estate Disposition Proceeds

i. Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$—
ii. Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$—
11. Scheduled Principal Catch-Up Amounts

i. Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Prior Quarterly Payment Date	$—
ii. Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Current Quarterly Payment Date	$—
12. Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):

i. Series 2015-1 Class A-1 Notes	$44,333,949.00
ii. Series 2012-1 Class A-2 Notes	$910,251,562.50
ii. Series 2015-1 Class A-2-I Notes	$493,750,000.00
ii. Series 2012-1 Class A-2-II Notes	$790,000,000.00
iii. Senior Subordinated Notes	$—
iv. Subordinated Notes	$—
v. Reserve account balances:
a. Available Senior Notes Interest Reserve Account Amount	$26,002,608.50
b. Available Senior Subordinate Notes Interest Reserve Account Amount	$—
c. Available Cash Trap Reserve Account Amount	$—

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement this April 20, 2017

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:	/s/ Michelle Hook
Michelle Hook - Treasurer